                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and MILTON A. GUTELIUS, JR., jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 4,000,000 additional shares of the Corporation's Common Stock, par value $0.625 per share, pursuant to the First Tennessee National Corporation 1997 Employee Stock Option Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                           Title                                      Date
         ---------                           -----                                      ----

Ralph Horn                          Chairman of the Board                        November 15, 2001
--------------------------------    and Chief Executive Officer and a
Ralph Horn                          Director (principal executive officer)

Elbert L. Thomas, Jr.               Executive Vice President and                 November 15, 2001
--------------------------------    Chief Financial Officer
Elbert L. Thomas, Jr.               (principal financial officer)

James F. Keen                       Senior Vice President and                    November 15, 2001
--------------------------------    Corporate Controller (principal
James F. Keen                       accounting officer)

Robert C. Blattberg                 Director                                     November 15, 2001
--------------------------------
Robert C. Blattberg

Carlos H. Cantu                     Director                                     November 15, 2001
--------------------------------
Carlos H. Cantu



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



George E. Cates                     Director                                     November 15, 2001
--------------------------------
George E. Cates

J. Kenneth Glass                    Director                                     November 15, 2001
--------------------------------
J. Kenneth Glass

James A. Haslam, III                Director                                     November 15, 2001
--------------------------------
James A. Haslam, III

John C. Kelley, Jr.                 Director                                     November 15 , 2001
--------------------------------
John C. Kelley, Jr.

R. Brad Martin                      Director                                     November 15, 2001
--------------------------------
R. Brad Martin

Joseph Orgill, III                  Director                                     November 15, 2001
--------------------------------
Joseph Orgill, III

Vicki R. Palmer                     Director                                     November 15, 2001
--------------------------------
Vicki R. Palmer

Michael D. Rose                     Director                                     November 15, 2001
--------------------------------
Michael D. Rose

William B. Sansom                   Director                                     November 15, 2001
--------------------------------
William B. Sansom

Luke Yancy, III                     Director                                     November 15, 2001
--------------------------------
Luke Yancy, III


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